UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

RENOVACOR, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in Exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. Box 8142

Greenwich, CT 06836

2022 ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 25, 2022

April 14, 2022

Dear Stockholder:

We are pleased to invite you to attend Renovacor, Inc.’s 2022 Annual Meeting of Stockholders, or the Annual Meeting, which will be held at 9:00 a.m., Eastern Time, on Wednesday, May 25, 2022. In light of the continuing public health concerns regarding the COVID-19 pandemic, the Annual meeting will be held in virtual meeting format only. You will not be able to attend the Annual Meeting physically. We believe that the virtual meeting format enables stockholders to attend and participate from any location around the world at no cost, provides for cost savings to Renovacor, Inc. and reduces the environmental impact of our Annual Meeting. The Annual Meeting can be accessed via the Internet at: https://www.cstproxy.com/renovacor/2022.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2022 Annual Meeting of Stockholders, or the Notice, and 2022 Annual Meeting Proxy Statement, or the Proxy Statement. Other than the proposals described in the Proxy Statement, our Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting. We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet.

Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.

If you have any questions with respect to voting, please contact our Chief Financial Officer and Corporate Secretary, Fred Driscoll, at (610) 424-2650.

Sincerely,

/s/ Magdalene Cook, M.D. Magdalene Cook, M.D. President, Chief Executive Officer and Chairperson of the Board of Directors

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE

FIRST BEING MADE AVAILABLE ON OR ABOUT APRIL 14, 2022.

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders of Renovacor, Inc., or the Annual Meeting, will be held on Wednesday, May 25, 2022, at 9:00 a.m., Eastern Time. The safety of our stockholders is important to us, and given the continuing public health concerns regarding the COVID-19 pandemic, the Annual Meeting will be held in a virtual meeting format only. We are holding the meeting for the purpose of considering and acting upon:

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the election of the three director nominees that are set forth in the attached 2022 Annual Meeting Proxy Statement, or the Proxy Statement, to serve as Class I directors, whose term will expire in 2025;

•	the ratification of the appointment of Ernst & Young LLP, or EY, as our independent registered public accounting firm for the 2022 fiscal year; and

•	any other matters that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of 2022 Annual Meeting of Stockholders, or the Notice.

MEETING INFORMATION
Date:	May 25, 2022
Time:	9:00 a.m.
Location:	Via the Internet https://www.cstproxy.com/renovacor/2022
Record Date:	You can vote if you were a stockholder of record on April 6, 2022.

Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed within the United States.

By Order of the Board of Directors

/s/ Frederick Driscoll

Frederick Driscoll

Chief Financial Officer and Corporate Secretary

April 14, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 25, 2022. This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 14, 2022.

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available to holders of our common stock at https://www.cstproxy.com/renovacor/2022. If you would like to receive, without charge, a paper copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the financial statements, please send your request to Renovacor, Inc., P.O. Box 8142, Greenwich, CT 06836, Attn: Chief Financial Officer.

SUMMARY INFORMATION

To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, or the 2021 Annual Report, in full.

2022 Annual Meeting of Stockholders

TIME AND DATE	RECORD DATE	LOCATION
9:00 a.m., Eastern Time, on Wednesday, May 25, 2022	April 6, 2022	Via the Internet https://www.cstproxy.com/renovacor/2022

Summary of Stockholder Voting Matters

	PROPOSAL		FOR MORE INFORMATION	BOARD OF DIRECTORS RECOMMENDATION
Proposal 1: Election of Class I Directors for a Three-Year Term Expiring in 2025			Page 40	✓ FOR Each Nominee
Jonas Grossman	Gbola Amusa	Edward J. Benz, Jr.
Proposal 2: Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2022			Page 40	✓ FOR

Our Director Nominees

You are being asked to vote on the election of Jonas Grossman, Gbola Amusa and Edward J. Benz, Jr. as Class I directors, each to serve for a three-year term expiring at our 2025 Annual Meeting of Stockholders. The number of members of our Board of Directors, or Board, is currently set at seven members and is divided into three classes, each of which has a three-year term. Class I consists of three directors and Classes II and III each consist of two directors.

The term of office of our Class I directors expires at the Annual Meeting. Our Board has nominated Jonas Grossman, Gbola Amusa and Edward J. Benz, Jr. for re-election at our Annual Meeting to serve until the 2025 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes cast by our stockholders at the Annual Meeting. The three nominees receiving the most “FOR” votes (among votes properly cast online at the meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted “FOR” the election of Jonas Grossman, Gbola Amusa and Edward J. Benz, Jr. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

NAME	AGE	DIRECTOR SINCE	OCCUPATION	INDEPENDENT	COMMITTEE MEMBERSHIPS
					AC	CC	NCGC
Jonas Grossman	48	2018	Managing Partner of Chardan Capital Markets, LLC	Yes	M	C
Gbola Amusa	48	2018	Partner and Chief Scientific Officer of Chardan Capital Markets, LLC	Yes	M
Edward J. Benz, Jr.	75	2021	President and CEO Emeritus of the Dana Farber Cancer Institute	Yes			C

AC = Audit Committee	CC = Compensation Committee	C = Chair

NCGC = Nominating and Corporate Governance Committee		M = Member

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CORPORATE GOVERNANCE HIGHLIGHTS

The following table summarizes our current Board structure and key elements of our corporate governance framework:

GOVERNANCE ITEM
Size of Board (set by the Board)	7
Number of Independent Directors	6
Lead Independent Director	Yes
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Diversity of Board background, gender, experience and skills	Yes
Retention of Independent Corporate Governance Advisory Firm	Yes

RECENT CORPORATE HIGHLIGHTS

•

Completed our business combination, or the Business Combination, by and among us, CHAQ2 Merger Sub, Inc., a wholly owned subsidiary of the Company, and Renovacor Holdings, Inc., formerly known as Renovacor, Inc., or Old Renovacor, and began trading on the New York Stock Exchange in September 2021.

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Entered into subscription agreements with certain investors in connection with the closing of the Business Combination, pursuant to which such investors purchased an aggregate of 2,284,776 shares Common Stock, at a price of $10.00 per share, and a pre-funded warrant entitling the holder thereof to purchase 715,224 shares of our Common Stock for aggregate gross proceeds of approximately $30.0 million.

•

Strengthened our leadership by appointing Frederick Driscoll as Chief Financial Officer, Marc Semigran, M.D., as Chief Medical Officer, Matthew Killeen, Ph.D., as Chief Scientific Officer, Jiwen Zhang, Ph.D as Chief Regulatory Officer and Elizabeth White, Ph.D., as Chief Business Officer and Senior Vice President of Operations.

•

Expanded our Scientific Advisory Board by adding Richard Peluso, Ph.D., retired Vice President of Merck Vaccines & Biologics Bioprocess Research and Development and Lee Sweeney, Ph.D., Professor, University of Florida, Department of Pharmacology and Therapeutics.

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Conducted a retrograde Coronary Sinus Infusion, or RCSI, of REN-001 resulting in a successful cardiac transduction at a low vector dose in a pilot pig study, which informed the design of our ongoing good laboratory practices, or GLP, toxicology IND-enabling study.

•	Completed dosing in our GLP toxicology study of healthy yucatan pigs using the RCSI route of administration.

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PROXY STATEMENT

This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Renovacor, Inc. in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Wednesday, May 25, 2022, at 9:00 a.m., Eastern Time, via the Internet at https://www.cstproxy.com/renovacor/2022.

This Proxy Statement and the enclosed proxy card are first being furnished to our stockholders on or about April 14, 2022. The Notice of Internet Availability of Proxy Materials being mailed to the stockholders is not part of the Proxy Statement.

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GENERAL INFORMATION ABOUT THE MEETING

PROXY SOLICITATION

Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.

This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 14, 2022. This proxy statement and our 2021 Annual Report are available to holders of our common stock at https://www.cstproxy.com/renovacor/2022. If you would like to receive, without charge, a paper copy of our 2021 Annual Report, including the financial statements, please send your request to Renovacor, Inc., P.O. Box 8142, Greenwich, CT 06836, Attn: Chief Financial Officer.

STOCKHOLDERS ENTITLED TO VOTE

All stockholders of record of our common stock at the close of business on April 6, 2022, or the Record Date, are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of that date, 17,256,042 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.

VOTING METHODS

You may cast your vote in any of the following ways:

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING
Mailing your signed proxy card or voter instruction card.	Using the Internet at https://www.cst proxy.com/reno vacor/2022	Calling toll- free from the United States, U.S. territories and Canada to 1 800-450-7155.	You can vote at the meeting at https://www.cstproxy.c om/renovacor/2022.

HOW YOUR SHARES WILL BE VOTED

In each case, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted “FOR” each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

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Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on May 24, 2022.

•	Sign a new proxy card and submit it by mail, which must be received no later than May 24, 2022. Only your latest dated proxy card will be counted.

•	Give our Secretary written notice before or during the meeting that you want to revoke your proxy.

•	Virtually attend the Annual Meeting at https://www.cstproxy.com/renovacor/2022. Virtually attending the Annual Meeting will not by itself revoke a previously granted proxy.

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If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.

Deadline for Voting.    The deadline for voting by telephone or Internet, other than by virtually attending the Annual Meeting, is 11:59 p.m., Eastern Time, on May 24, 2022. If you are a registered stockholder and virtually attend the Annual Meeting, you may deliver your vote online during the Annual Meeting. “Street name” stockholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.

BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.

A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular proposal because the nominee does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

PROPOSAL	VOTES REQUIRED	TREATMENT OF ABSTENTIONS AND BROKER NON-VOTES	BROKER DISCRETIONARY VOTING
Proposal 1: Election of Class I Directors for a Three-Year Term Expiring in 2025	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
Proposal 2: Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2022	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes

QUORUM

We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the Annual Meeting, either attending the meeting virtually or represented by proxy, of the holders representing a majority of the voting power of the outstanding shares of our common stock entitled to vote. For the purpose of establishing a quorum, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes are considered stockholders who are present and entitled to vote and count toward the quorum. If there is no quorum, the holders representing the majority of the voting power of shares of capital stock virtually attending the Annual Meeting or represented by proxy or the presiding officer of the meeting may adjourn the Annual Meeting to another date.

PROXY SOLICITATION COSTS

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of our Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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BOARD OF DIRECTORS

Our Board has nominated Jonas Grossman, Gbola Amusa and Edward J. Benz, Jr. for re-election as Class I directors at our Annual Meeting to hold office until our 2025 Annual Meeting of Stockholders.

Our Board is our ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for our day-to-day operations. Our Board acts as an advisor and counselor to senior management and oversees its performance.

Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Jonas Grossman, Gbola Amusa and Edward J. Benz, Jr., current Class I directors, have been nominated by our Board for election at the Annual Meeting for three-year terms that will expire at the 2025 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve, if elected. If any nominee is unable to serve, our Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. Our Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

BOARD STRUCTURE AND COMPOSITION

The Nominating and Corporate Governance Committee is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. This committee regularly reviews director competencies, qualities and experiences with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.

Our Amended and Restated Bylaws, or Bylaws, provide that the number of members of our Board shall be fixed by our Board from time to time. Our Board is currently fixed at seven members and is divided into three classes with staggered three-year terms. The Nominating and Corporate Governance Committee is responsible for identifying individuals that it believes are qualified to become Board members.

CRITERIA FOR BOARD MEMBERSHIP

The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:

GENERAL CRITERIA
✓ Ability to contribute to our Board’s range of talent, skill and experience to provide sound and prudent guidance with respect to our strategy and operations, including, but not limited to:
✓ Experience in life sciences and biotechnology fields,
✓ Financial expertise,
✓ Knowledge about our business or industry, and
✓ Experience in leadership roles in preclinical and clinical stage biotechnology companies.
✓ Personal integrity and ethical character, commitment and independence of thought and judgment;
✓ Capability to represent our stockholders fairly and equally;

✓  Confidence and willingness to express ideas and engage in constructive discussion with other Board members and management, to participate actively in our Board’s decision-making process and make difficult decisions in our best interest;

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✓ Willingness and ability to devote sufficient time, energy and attention to the affairs of us and our Board; and
✓ Lack of actual and potential conflicts of interest.

The Nominating and Corporate Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs and evaluates the experience and skills that would be valuable in new Board members.

SELECTION OF CANDIDATES

Director Skill Set Considerations; Use of Matrix

In recruiting and selecting Board candidates, the Nominating and Corporate Governance Committee takes into account the size of our Board, the skills and experience of each candidate, and how those skills complement us and the current Board. The Nominating and Corporate Governance Committee also considers a wide range of additional factors including other positions the director or candidate holds, including other boards of directors on which he or she serves, and the independence of each director and candidate, to ensure that a substantial majority of our Board is independent. The Nominating and Corporate Governance Committee is also developing a skills matrix, which will be designed to assist the Nominating and Corporate Governance Committee in determining the overall skill sets represented on our Board, whether a particular Board member or candidate possesses one or more of the skill sets, as well as whether those skills or other attributes qualify him or her for service on a particular committee.

Board Commitment to Diversity

Board diversity and inclusion is critical to our success. While we do not have a formal policy on Board diversity, our Board is committed to building a Board that consists of the optimal mix of skills, expertise and diversity capable of effectively overseeing the execution of our business and meeting our evolving needs, with diversity reflecting gender, age, race, ethnicity, background, professional experience and perspectives. The Nominating and Corporate Governance Committee considers the value of diversity on our Board in evaluating director nominees. Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on our Board. As presently constituted, our Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view.

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The matrix below provides certain highlights of the composition of our Board members based on self-identification:

Board Diversity Matrix (As of April 14, 2022)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Potential Director Candidates

On an ongoing basis, the Nominating and Corporate Governance Committee will consider potential director candidates identified on its own initiative, as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders and others (including individuals seeking to join our Board). Stockholders who wish to recommend candidates may contact the Nominating and Corporate Governance Committee in the manner described in “Stockholder Communications to the Board.” Stockholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as the Nominating and Corporate Governance Committee’s nominees.

BOARD OVERSIGHT OF COMPANY CULTURE AND ENVIRONMENTAL, SOCIAL AND GOVERNANCE HIGHLIGHTS

Our Board is committed to fostering a strong culture of compliance and ethical conduct and has structured its committees and their activities to support its commitment. Our Board supports management’s promotion of a corporate culture of integrity, ethical behavior and compliance with laws and regulations and for ensuring that our culture and strategy are aligned. Our Board expects all directors, as well as officers and employees, to conduct themselves in a manner consistent with our Code of Business Conduct and Ethics, or the Code of Conduct, and our values. Our Board believes that a strong culture of integrity, ethics and compliance is fundamental to the conduct of our business and is necessary for effective risk management, maintaining investor trust and successful corporate governance.

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We understand corporate responsibility is essential for good governance because it strengthens the accountability of our Board and management team. We view Environmental, Social and Governance, or ESG, initiatives as long-term value drivers for us and our stockholders. Our focus on and commitment to ESG is tied to our belief that achieving and sustaining business excellence goes hand-in-hand with strong corporate leadership and stewardship. Our Board is primarily responsible for overseeing our corporate strategy, which includes the oversight of ESG matters that impact our business and related risks. Though our current ESG initiatives are broad, we continue to focus on our people, culture and strong corporate governance.

The following is a summary of our current ESG policies and practices:

•	Independent Committees: Each of our committees consist entirely of independent directors.

•

Regularly Held Executive Sessions: The independent directors of our Board meet separately in executive session on a regular basis to discuss matters relating to us and our Board, without members of the management team present.

•	Code of Conduct: All of our directors, officers and employees are subject to the Code of Conduct, which is available on our website at http://renovacor.com.

•

Retention of Independent Corporate Governance Advisor: Our Board is committed to ensuring we have corporate policies and procedures to foster a strong culture of integrity, ethics and compliance. We have retained an independent corporate governance advisory firm to assist our Board in implementing and maintaining policies and practices designed to align with this commitment.

•

Human Capital Management: We are committed to the health and welfare of our employees. We support the development of our employees with a competitive compensation and benefits package, internal advancement, and individualized development opportunities.

•

Diversity and Inclusion: We strive to create a workplace culture that supports a diverse, multi-cultural workforce, treats individuals fairly, and provides an inclusive environment where all employees are empowered to contribute and succeed.

In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led our Board to conclude that the director nominee or continuing director should serve on our Board at this time.

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DIRECTOR NOMINEES

CLASS I DIRECTORS — PRESENT TERMS EXPIRING AT THE ANNUAL MEETING AND PROPOSED TERMS TO EXPIRE IN 2025

JONAS GROSSMAN
Age: 48 Director Since: 2018	Committee Memberships: Audit; Compensation (Chair)	Other Public Directorships: BiomX Inc.

Jonas Grossman, MBA, has served as a member of our Board since June 2018 and was our Chief Executive Officer and President from June 2018 until September 2021. Mr. Grossman has served as Managing Partner and Head of Capital Markets for Chardan Capital Markets, LLC since December 2003 and has additionally served as President since September 2015. With nearly two decades of transactional and special purpose acquisition company expertise, Mr. Grossman has led or managed more than 500 transactions, including providing underwriting and business combination advisory services to more than 85 special purpose acquisition companies in a variety of industries. Mr. Grossman has been a founder and/or a member of the board of seven special purpose acquisition companies, of which on four he also has served as Chief Executive Officer and President. He also served as President and Chief Executive Officer of Chardan Healthcare Acquisition 2 Corp. from March 2018 until its merger in October 2019 with BiomX Inc. (NYSE: PHGE). He is currently a director of BiomX. Mr. Grossman also serves as the President and Chief Executive Officer of Chardan NexTech Acquisition Corp. and Chardan NexTech Acquisition 2 Corp., each a special purpose acquisition company. Mr. Grossman was a founder and director of LifeSci Acquisition Corp. from March 2020 until the close of its business combination with VincerX Pharma, Inc. in December 2020. He was a founder and director of Ventoux CCM Acquisition Corp. since December 2020 and CleanTech Acquisition Corp since July 2021. Previously, from 2001 to 2003, Mr. Grossman worked at Ramius Capital Group, LLC, a global multi-strategy hedge fund where he served as Vice President and Head Trader. Mr. Grossman holds a B.A. in Economics from Cornell University and an M.B.A. from New York University’s Stern School of Business. He has served on the board of directors for UNICEF since December 2016.

Skills & Qualifications: We believe that Mr. Grossman’s vast capital markets experience and experience with BiomX Inc. as a director qualifies him to serve on our Board.

GBOLA AMUSA
Age: 48 Director Since: 2018	Committee Memberships: Audit	Other Public Directorships: BiomX Inc.

Gbola Amusa, M.D., has served as a member of our Board since June 2018. He also served as our Executive Chairman and Chief Science Officer from March 2020 to September 2021. Dr. Amusa was the Executive Chairman of Chardan Healthcare Acquisition Corp. from March 2018 until its merger in October 2019 with BiomX Inc. (NYSE: PHGE), and he is currently a Director of BiomX Inc. Dr. Amusa joined Chardan Capital Markets in December 2014 and is currently Partner and Chief Scientific Officer within the Investment Banking Division, where he is responsible for advising disruptive healthcare companies on capital formation strategies, M&A and other transactions. At Chardan, Dr. Amusa previously served as Partner, Director of Research, and Head of Healthcare Equity Research and established the firm’s healthcare vision by focusing on disruptive healthcare segments (such as gene therapy, gene editing, RNA medicines, disruptive oncology and digital healthcare) that have the highest potential for significant returns. Dr. Amusa was previously Managing Director, Head of European Pharma Research, and Global Pharma & Biotech Coordinator at UBS (from 2007 to 2013), where he oversaw 25 analysts. Prior to UBS, Dr. Amusa was a Senior Research Analyst and Head of European Pharma research at Sanford Bernstein. He started his career in finance at Goldman Sachs as an Associate in the Healthcare Investment Banking Group, where he worked on large transactions including the Amgen/Immunex merger. Additionally, Dr. Amusa was previously a Healthcare Finance & Strategy Consultant working with governments, companies, leading foundations and think tanks. He holds an M.D. from Washington University Medical School, an M.B.A. with High Honors (GPA 4.0/4.0) from the University of Chicago Booth School of Business, and a B.S.E. with Honors from Duke University.

Skills & Qualifications: We believe Dr. Amusa’s long-running healthcare finance experience as well as his company board experience make him well qualified to serve on our Board.

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EDWARD J. BENZ, JR.
Age: 75 Director Since: 2021	Committee Memberships: Nominating and Corporate Governance (Chair)	Other Public Directorships: None.

Edward J Benz, Jr., M.D., has served as a member of our Board since September 2021. Dr. Benz also served as a member of the board of directors of Old Renovacor (as defined below) from July 2017 until September 2021. Since October 2016, Dr. Benz has served as the President and Chief Executive Officer Emeritus of the Dana Farber Cancer Institute, a comprehensive cancer treatment and research institution, Richard and Susan Smith Distinguished Professor of Medicine, professor of Pediatrics, professor of Genetics, and faculty dean for Oncology Emeritus at Harvard Medical School. From November 2000 until October 2016, Dr. Benz served as President and Chief Executive Officer of the Dana-Farber Cancer Institute, Chief Executive Officer of Dana-Farber/Partners CancerCare, a director of Dana-Farber/Harvard Cancer Center and a trustee of Dana-Farber/Children’s Hospital Cancer Care. Prior to joining Dana-Farber, Dr. Benz was Chairperson of the Department of Medicine and Physician-in-Chief at the Johns Hopkins University School of Medicine and the Sir William Osler Professor of Medicine. Dr. Benz is also a past president of the American Society of Hematology, the American Society of Clinical Investigation, the American Clinical and Climatological Association, the Friends of the National Institute of Nursing and the Association of American Cancer Institutes and an associate editor of the New England Journal of Medicine. Dr. Benz currently serves on the boards of directors of Knowledge to Practice, Inc. since September 2015, Deciphers Pharmaceuticals since July 2019, Candel Therapeutics (formerly known as Advantagene) since August 2018 and F-Star Therapeutics since December 2019. He has also served on the board of directors of Xenetic Biosciences, Inc., a publicly traded biopharmaceutical company, as well as non-profit organizations, including the Rockefeller University and MDI Biological Laboratory. Dr. Benz is the author of over 300 books, chapters, reviews and abstracts. Dr. Benz holds an M.D. degree magna cum laude from Harvard Medical School, an M.A. Privatim degree from Yale University and an A.B. degree cum laude from Princeton University.

Skills & Qualifications: We believe that Dr. Benz’s scientific and medical background and experience in clinical oncology qualifies him to serve on our Board.

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CONTINUING DIRECTORS

CLASS II DIRECTORS — TERMS EXPIRING AT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

JOAN LAU, PH.D.
Age: 52 Director Since: 2021	Committee Memberships: Nominating and Corporate Governance	Other Public Directorships: None.

Joan Lau, Ph.D., has served as a member of our Board since September 2021. She delivers more than 20 years of biopharma leadership experience, including as Chief Executive Officer for several venture-capital-backed biotech companies. In May 2016, Dr. Lau co-founded Spirovant (then called Talee Bio), a gene therapy company focused on cystic fibrosis and other pulmonary diseases, and since May 2016 has served as its Chief Executive Officer, where she has been responsible for the strategic direction and growth of the company. In 2013 Dr. Lau co-founded Militia Hill Ventures, a venture fund focused on building and growing high quality life sciences companies, where she has served as a Partner or Managing Partner since 2013. Dr. Lau has also served as President and Chief Executive Officer of Azelon Pharmaceuticals, a venture-backed clinical stage company, and President and Chief Executive Officer of Locus Pharmaceuticals, a computational chemistry discovery company. In addition, Dr. Lau held various leadership roles at Merck, including roles in R&D drug development and business development. Dr. Lau is also an adjunct instructor at the University of Pennsylvania and serves on several boards, including the University of Pennsylvania’s School of Social Policy and Practice and the Roy & Diana Vagelos Program in Life Sciences Management. Dr. Lau earned an MBA from the Wharton School of Business at the University of Pennsylvania, a Ph.D. in Neuroscience from the University of Cincinnati College of Medicine, and a B.S. in Bioengineering from the University of Pennsylvania.

Skills & Qualifications: We believe that Dr. Lau’s experience in biopharma leadership, venture capital, business development and corporate strategy qualifies her to serve on our Board.

THOMAS NEEDHAM
Age: 58 Director Since: 2021	Committee Memberships: Compensation; Nominating and Corporate Governance	Other Public Directorships: None.

Thomas Needham, MBA, has served as a member of our Board since September 2021. Mr. Needham also served as a member of Old Renovacor’s board of directors from August 2019 until September 2021 and as its Chairman from January 2020 until September 2021. Mr. Needham has more than 25 years of experience in venture capital, business development, corporate strategy, and executive management responsibilities in public and private life science companies. Since March 2018, Mr. Needham has served as Director and Head of the Biopharmaceutical practice at Broadview Ventures, Inc., a venture capital company, with a focus on healthcare venture capital. Mr. Needham shares responsibility for all aspects of Broadview’s investment activity, from identification and screening of new opportunities, through due diligence, negotiation of deal structure, and portfolio company board involvement. Prior to joining Broadview Ventures, he was most recently Chief Business Officer at Merrimack Pharmaceuticals, Inc. (NASDAQ: MACK), a pharmaceutical company specializing in the development of drugs for the treatment of cancer, from July 2017 through March 2018 and Senior Vice President, Business Development at C4 Therapeutics, Inc., a biotechnology company, from February 2016 through June 2017. Prior to his role at C4 Therapeutics, Inc., Mr. Needham spent 13 years as a venture capital investor, most recently as a Managing Director at Synthesis Capital from July 2007 until February 2016, where he was involved in the management of two healthcare venture funds focused on investments in biotechnology, pharmaceuticals and medical technology. Prior to his role at Synthesis Capital, from October 2002 until July 2007 he was a Principal at Advent International, a global private equity firm, as a member of the healthcare venture capital deal team in Boston. Mr. Needham holds a B.A. from Bowdoin College and an M.B.A. from Babson College’s F.W. Olin Graduate School of Business.

Skills & Qualifications: We believe Mr. Needham’s experience in venture capital, business development, corporate strategy, and executive management responsibilities in public and private life science companies qualifies him to serve on our Board.

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CLASS III DIRECTORS — TERMS EXPIRING AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS

MAGDALENE COOK, M.D.
Age: 48 Director Since: 2021	Committee Memberships: None.	Other Public Directorships: None.

Magdalene Cook, M.D., has served as our President and Chief Executive Officer and as a director and chair of our Board since September 2021. Dr. Cook also served as Old Renovacor’s President and Chief Executive Officer and as a director from August 2018 until September 2021. Dr. Cook has over 20 years of experience as a consultant and investor in the healthcare and life sciences industries. Prior to joining Renovacor, Dr. Cook worked as a consultant until December 2019 at Northern Red Consulting, LLC, a healthcare and life sciences investment company that she founded in January 2007. While at Northern Red Consulting, LLC, Dr. Cook served on the board of directors of private companies in the life sciences and diagnostics industry, assisted clients with due diligence for new investment opportunities, and conducted new product assessments for portfolio companies. From 2001 through 2006, Dr. Cook worked as a Principal at Aisling Capital, a mid-stage venture capital fund based in New York City focused on the biotechnology industry. While at Aisling Capital, Dr. Cook led investments in several drug development companies in a variety of clinical indications, including cardiovascular disease while working closely with portfolio company senior management on strategy, operations and M&A opportunities. Dr. Cook also served on the board of directors of Cardiokine, which was founded by Dr. Arthur Feldman, where the two worked together for three years. Previously, Dr. Cook worked as a research associate in Dr. Donald Hunt’s mass spectrometry and proteomics laboratory at the University of Virginia. Dr. Cook received a M.D. from Columbia University College of Physicians & Surgeons and a B.A. in Interdisciplinary Studies from the University of Virginia, where she was an Echols Scholar.

Skills & Qualifications: We believe that Dr. Cook’s experience with healthcare and life sciences industries and her executive leadership, managerial and business experience qualify her to serve on our Board.

GREGORY F. COVINO

Age: 57 Director Since: 2021	Committee Memberships: Audit (Chair); Compensation	Other Public Directorships: None.

Gregory F. Covino has served as a member of our Board as the lead independent director since September 2021. From April 2021 to August 2021, Mr. Covino has served as an Executive Advisor of Novavax, Inc., a company engaged in the development of novel vaccines such as COVID-19, flu and other infectious diseases, and from November 2020 until April 2021, Mr. Covino served as the Executive Vice President, Chief Financial Officer of Novavax, Inc. From January 2020 until November 2020, Mr. Covino was a biotech financial consultant, which included acting as interim Finance and IT Lead for Oncopeptides, Inc., a Swedish oncology company, and interim controller of Unity Biotechnology, Inc., a company developing therapeutics to slow, halt or reverse diseases of aging. From January 2019 until January 2020, Mr. Covino served as the Group Chief Financial Officer of the TESARO oncology division of GlaxoSmithKline plc, a science-led global healthcare company. Prior to the acquisition by GlaxoSmithKline plc, Mr. Covino served as the Chief Accounting Officer of TESARO, Inc., a global oncology company engaged in commercial operations, R&D and worldwide sourcing and distribution from July 2018 until January 2019. From June 2017 through December 2017, Mr. Covino served as the Interim Principal Financial Officer for Biogen Inc., a global biotechnology company engaged in commercial operations, R&D, multiple collaborations and worldwide biologics and small molecule production, sourcing and distribution. Prior to that role, he served as the Chief Accounting Officer of Biogen from March 2012 to July 2018. Mr. Covino has been an adjunct professor at Bryant University. Mr. Covino received his B.S. in Business Administration from Bryant University and was previously a licensed Certified Public Accountant in Massachusetts and Connecticut.

Skills & Qualifications: We believe that Mr. Covino’s experience with corporate leadership responsibilities, including all internal and external (SEC) accounting and reporting and Internal Controls/SOX requirements qualifies him to serve on our Board.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

We are committed to good corporate governance and integrity in our business dealings. We believe that strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board and management accountability are key to our relationship with our stockholders. We strive to have regular, constructive conversations with our stockholders to better understand our stockholders’ priorities and perspectives.

Our governance practices are documented in our Second Amended and Restated Certificate of Incorporation, as amended, our Amended and Restated Bylaws, our Code of Conduct, our Corporate Governance Guidelines and the charters of the committees of our Board, or the Committees. Aspects of our governance documents are summarized below. You can find our charters for each Committee and our Code of Conduct on our website at http://renovacor.com under “Investor & Media — Governance — Governance Documents.”

BOARD INDEPENDENCE

Our Board has determined that, with the exception of Dr. Cook, none of our directors have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined in the NYSE Listed Company Manual and Rule 10A-3(b)(1) under the Securities and Exchange Act of 1934, or the Exchange Act. In making these determinations, our Board considered the current and prior relationships that each non-employee director has or had with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving us and each non-employee director. Our independent directors generally meet in executive session at each regularly scheduled Board meeting without members of the management team present.

BOARD LEADERSHIP STRUCTURE

Our Board does not have a formal policy with respect to the separation of the offices of Chief Executive Officer and Chairperson of our Board. Our Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of Chairperson of our Board and Chief Executive Officer in any way that is in the best interest of us and our stockholders at a given point in time. Currently, we combine the positions of Chief Executive Officer and Chairperson of our Board. We believe that the Chief Executive Officer, as a Company executive, is in the best position to fulfill the Chairperson’s responsibilities, including those related to identifying emerging issues we face, communicating essential information to our Board about our performance and strategies, and proposing agendas for our Board. We believe her in-depth knowledge of us and her extensive executive and management experience makes her uniquely well-positioned to lead our Board in developing and monitoring our strategic direction. However, we may determine in the future that separating the offices of Chief Executive Officer and Chairperson of our Board is in the best interests of us and our stockholders depending on the facts and circumstances that exist at that time.

BOARD COMMITTEES

Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of our Committees is an independent director as that term is defined by the Securities and Exchange Commission, or SEC, and the NYSE. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”

Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.

RISK MANAGEMENT

One of the key functions of our Board is to oversee our risk management process. Our Board does not have a standing risk management committee but rather discharges this oversight responsibility through regular reports

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received from and discussions with appropriate Committees, in the case of risks in areas for which responsibility has been delegated to a particular Committee, and senior management in areas of material risk exposure to us. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

Our Board focuses on the overall risks that may affect us. Each Committee has been delegated the responsibility for the oversight of specific risks that fall within its areas of responsibility. For example:

•

The Audit Committee oversees the management of risks associated with our independent auditor, financial reporting, related party transactions, compliance and litigation risks, including risks related to cybersecurity, information security, insurance and tax compliance, as well as the steps management has taken to monitor and control such exposures.

•

The Compensation Committee oversees the management of risks associated with our compensation programs, plans and arrangements, employment agreements, stock ownership and the extent to which those policies, programs, plans or arrangements increase or decrease risk for us.

•

The Nominating and Corporate Governance Committee manages risks associated with the recruitment of directors, independence of our Board, corporate governance guidelines and the effectiveness of our Board.

EVALUATING BOARD EFFECTIVENESS

Our Board, led by the Nominating and Corporate Governance Committee, is committed to continuous improvement and believes annual self-evaluations are an important tool for evaluating effectiveness. The Nominating and Corporate Governance Committee has established an annual self-evaluation process for our Board, which is to be presented by the Chairperson of the Nominating and Corporate Governance Committee to our Board for discussion. In addition, each committee will conduct an annual self-assessment in a review process similar to that used by our Board.

In December 2021, our Board engaged an independent consulting firm to advise our Board on board governance and management matters. As part of its engagement, the independent consultant conducted an evaluation of board effectiveness and presented its results to our Board. We believe our engagement with our independent consultant has provided, and will continue to provide, valuable insights that will enhance the functionality and effectiveness of our Board.

CODE OF CONDUCT

We have a written Code of Conduct that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as compliance with legal and regulatory requirements, responding to litigation and investigation inquiries, the protection and use of our intellectual property, conflicts of interest, bribery and kickbacks, related party transactions, fiduciary duties and employment-related rules or regulations. The Code of Conduct and any amendments thereto, or any waivers of its requirements, is disclosed on our website at http://renovacor.com.

DIRECTOR CONTINUING EDUCATION

From time to time, management advises, or invites outside experts to attend Board meetings to advise, our Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at our expense.

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CORPORATE GOVERNANCE GUIDELINES

We have a written set of corporate governance guidelines that are designed to help ensure effective corporate governance of our Company. Our corporate governance guidelines cover topics including, but not limited to, participation in Board meetings, the size and composition of our Board, Board membership criteria, director qualifications and duties, Board committees, director compensation, directors’ outside commitments, continuing education, succession planning and director communications with third parties. Our goal is to achieve a Board that provides effective oversight of us through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our corporate governance guidelines are reviewed at least annually by the Nominating and Corporate Governance Committee and amended by our Board when appropriate. You can find our charters for each Committee and our Code of Conduct on our website at http://renovacor.com under “Investor & Media — Governance — Governance Documents.”

BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP

DIRECTOR	INDEPENDENCE	BOARD	AC	CC	NCGC
Magdalene Cook, M.D.	No	C
Gbola Amusa, M.D.	Yes	M	M
Edward J. Benz, Jr., M.D.	Yes	M			C
Gregory F. Covino	Yes	M	C	M
Jonas Grossman	Yes	M	M	C
Joan Lau, Ph.D.	Yes	M			M
Thomas Needham	Yes	M		M	M

AC = Audit Committee	CC = Compensation Committee	C = Chair

NCGC = Nominating and Corporate Governance Committee		M = Member

Prior to the closing of the Business Combination, our Board consisted of Gbola Amusa, M.D., Jonas Grossman, Isaac Manke, Michael Rice, Richard Giroux, Matthew Rossen and R.A. Session II. Our Board held nine meetings in 2021 prior to the closing of the Business Combination. Except for Mr. Rice, each of our directors attended at least 75% of the aggregate of the total number of meetings of our Board held prior to the closing of the Business Combination. Mr. Rice attended six of the nine meetings of our Board that were held prior to the closing of the Business Combination. Each of the members of the Audit Committee attended all four of the meetings held by the Audit Committee of our Board in 2021 prior to the closing of the Business Combination.

Following the closing of the Business Combination, our Board consists of Magdalene Cook, M.D., Gbola Amusa, M.D., Edward J. Benz, Jr., M.D., Gregory F. Covino, Jonas Grossman, Joan Lau, Ph.D. and Thomas Needham. Our Board held two meetings in 2021 following the closing of the Business Combination. Our Nominating and Corporate Governance Committee held one meeting, and our Audit Committee and Compensation Committee each held two meetings in 2021. Each of our directors attended at least 75% of the aggregate of: (i) the total number of meetings of our Board held during the period in which he or she was a director and (ii) the total number of meetings held by all committees of our Board on which he or she served.

Annual Meeting Attendance

Although we do not have a formal policy with regard to Board members’ attendance at our annual meetings of stockholders, directors are encouraged to attend such meetings. We expect that all of our directors will attend the 2022 Annual Meeting.

Audit Committee

The Audit Committee assists our Board by providing oversight of our financial management, independent auditor and financial reporting procedures, as well as such other matters as directed by our Board or the Audit Committee Charter.

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Among other things, the Audit Committee’s responsibilities include:

•	selecting, retaining, compensating, evaluating, overseeing and, where appropriate, terminating our independent registered public accounting firm;
•	reviewing and approving the scope and plans for the audits and the audit fees and approving all non-audit and tax services to be performed by the independent auditor;
•	evaluating the independence and qualifications of our independent registered public accounting firm;
•	reviewing our financial statements and discussing with management and our independent registered public accounting firm the results of the annual audit and the quarterly reviews;
•	reviewing and discussing with management and our independent registered public accounting firm the quality and adequacy of our internal controls and disclosure controls and procedures;
•	discussing with management our procedures regarding the presentation of financial information and reviewing earnings press releases and guidance;
•	setting hiring policies with regard to the hiring of employees and former employees of our independent registered public accounting firm and overseeing compliance with such policies;
•	reviewing, approving and monitoring conflicts of interest of our Board and officers and related party transactions;
•

adopting and overseeing procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters; and

•	reviewing and discussing with management and our independent registered public accounting firm the adequacy and effectiveness of our legal, regulatory and ethical compliance programs.

The Audit Committee consists of Gbola Amusa, Gregory F. Covino and Jonas Grossman, with Gregory F. Covino serving as the chairperson. Our Board has determined that each of the members of the Audit Committee meets the requirements for independence under the rules and regulations of the SEC and the listing standards of NYSE applicable to Audit Committee members and that each member of the Audit Committee can read and understanding fundamental consolidated financial statements under the listing standards of NYSE. In addition, our Board has determined that each of Gbola Amusa, Jonas Grossman and Gregory F. Covino is an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K under the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board.

The Audit Committee operates under a written charter that satisfies the applicable listing standards of the NYSE, which can be found on our website at http://renovacor.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies qualified individuals for membership on our Board, recommends to our Board the director nominees to fill vacancies on our Board and to stand for election at the next annual meeting of stockholders, develops and recommends to our Board a set of corporate governance guidelines for our Board and provides oversight of the corporate governance affairs of our Board, as well as such other matters as directed by our Board or the Nominating and Corporate Governance Charter. Among other things, our Nominating and Corporate Governance Committee’s responsibilities include:

•	reviewing, assessing and making recommendations to our Board regarding desired qualifications, expertise and characteristics sought of Board members;
•	identifying, evaluating, selecting or making recommendations to our Board regarding nominees for election to our Board;
•	reviewing our succession planning process for our Chief Executive Officer and any other members of our executive management team;
•	reviewing and making recommendations to our Board regarding the composition, organization and governance of our Board and its Committees;

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•	reviewing and making recommendations to our Board regarding our Corporate Governance Guidelines and corporate governance framework;
•	overseeing director orientation for new directors and continuing education for directors; and
•	overseeing the evaluation of the performance of our Board.

The Nominating and Corporate Governance Committee consists of Edward J. Benz, Jr., Joan Lau and Thomas Needham, with Edward J. Benz, Jr. serving as the chairperson. Our Board has determined that each member of the Nominating and Corporate Governance Committee meets the requirements for independence under the listing standards of the NYSE applicable to Nominating and Corporate Governance Committee members.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of the NYSE, which can be found on our website at http://renovacor.com.

Compensation Committee

The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives and assures that our executive officers (including our Chief Executive Officer) are compensated effectively in a manner consistent with our strategy, competitive practice and stockholder interests, as well as such other matters as directed by our Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:

•	reviewing and approving the compensation for our executive officers, including our chief executive officer;
•	reviewing, approving and administering our employee benefit and equity incentive plans;
•	establishing and reviewing the compensation plans and programs for our employees and ensuring that they are consistent with our general compensation strategy;
•	monitoring compliance with any stock ownership guidelines; and
•	determining non-employee director compensation.

Our Compensation Committee has delegated authority to our Chief Executive Officer to grant options or other stock awards to our non-executive officers. Our Compensation Committee also has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances. The Compensation Committee annually reviews the performance of each of the executive officers, including the Chief Executive Officer. It then determines and approves the compensation of each executive officer, other than the Chief Executive Officer, and determines and makes recommendations regarding the Chief Executive Officer’s compensation level to our Board for approval.

Radford, a subsidiary of Aon Hewitt Limited, is our executive compensation consultant. Radford reports directly to the Compensation Committee and provides various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. Radford does not provide services to us other than its advice to the Compensation Committee on executive and director compensation matters.

The Compensation Committee consists of Gregory F. Covino, Jonas Grossman and Thomas Needham, with Jonas Grossman serving as the chairperson. Our Board has determined that each member of the Compensation Committee meets the requirements for independence under the rules and regulations of the SEC and the listing standards of the NYSE applicable to Compensation Committee members, and that each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee operates under a written charter that satisfies the applicable listing standards of the NYSE, which can be found on our website at http://renovacor.com.

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FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers currently serves, or has served during the last fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board.

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DIRECTOR COMPENSATION

DIRECTOR COMPENSATION TABLE

The following table below sets forth information for the fiscal year ended December 31, 2021 regarding the compensation of our non-employee directors.

Name	Fees earned or paid in cash ($)(1)	Option awards ($)(2)	Total ($)
Gbola Amusa, M.D.	13,974	125,493	139,467
Edward J. Benz, Jr., M.D. (3)	34,274	128,039	162,313
Gregory F. Covino	18,084	125,493	143,577
Jonas Grossman	17,262	125,493	142,755
Joan Lau. Ph.D.	12,823	125,493	138,316
Thomas Needham	14,467	125,493	139,960
George Kaufman (4)	—	—	—
Isaac Manke (4)	—	—	—
Michael Rice (4)	—	—	—
Richard Giroux (4)	—	—	—
Matthew Rossen (4)	—	—	—
R.A. Session II (4)	—	—	—

(1)	Represents cash fees earned for service as a non-employee director for 2021.

(2)

Represents the aggregate grant date fair value of option awards made to each listed director in 2021 as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Stock Compensation,” or ASC 718. These amounts do not represent the actual amounts paid to or realized by the directors during 2021. See Note 11 to the financial statements included in our 2021 Annual Report regarding assumptions we made in determining the fair value of option awards. As of December 31, 2021, our non-employee directors held options to purchase shares of our common stock as follows: Dr. Amusa: 24,000 shares; Dr. Benz: 33,060 shares; Mr. Covino: 24,000 shares; Mr. Grossman: 24,000 shares; Dr. Lau: 24,000 shares; and Mr. Needham: 24,000 shares.

(3)

Amounts include fees earned for service as a non-employee director of Old Renovacor up to immediately prior to closing of the Business Combination, including: (i) fees paid in cash in the amount of $20,136 and (ii) grant date fair value of options computed in accordance with ASC 718 in the amount of $2,546.

(4)

This individual served as a director of Chardan Healthcare Acquisition 2 Corp. prior to the closing of the Business Combination and did not receive any compensation for their service during the year ended December 31, 2021.

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DIRECTOR COMPENSATION PROGRAM

On September 2, 2021, our Board considered and adopted a new non-employee director compensation policy, which became effective as of November 1, 2021. The below table depicts this non-employee director compensation policy:

Compensation Elements: Non-Employee Director Compensation Policy
Annual Board Member Retainers
Member Annual Retainer	$	35,000
Chairperson Annual Retainer	$	30,000
Annual Committee Chair Retainers
Audit	$	15,000
Compensation	$	10,000
Nominating and Corporate Governance	$	8,000
Annual Committee Member Retainers
Audit	$	7,500
Compensation	$	5,000
Nominating and Corporate Governance	$	4,000
Equity

Initial Equity Grant	Option to purchase 24,000 shares of our Common Stock, made to directors at the commencement of their director service, vesting 25% on the first anniversary of the date of grant and the remainder vesting monthly over a period of 36 months, subject to such person’s continued service as of such vesting date.

Annual Equity Retainer	Option to purchase 12,000 shares of our Common Stock, subject to such person’s continued service as of such vesting date.

Upon the closing of the Business Combination, and pursuant to our non-employee director compensation policy, each non-employee director, including Gbola Amusa, M.D., Edward J. Benz, Jr., M.D., Gregory F. Covino, Jonas Grossman, Joan Lau, Ph.D. and Thomas Needham, received options to purchase 24,000 shares of our Common Stock with an exercise price of $7.73, of which 25% will vest and become exercisable on September 3, 2022 and the remainder will vest and become exercisable in 36 equal monthly installments of 2.083% of such equity grant per month through the fourth anniversary of the grant date. The options will expire on September 3, 2031 (or earlier in case of termination of service).

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

On September 2, 2021, in connection with the closing of the Business Combination, our Board dismissed Marcum LLP, or Marcum, as our independent registered public accounting firm. There were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in its reports on our financial statements, or (ii) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) within the period of Marcum’s engagement and the subsequent interim period through September 2, 2021 other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with Chardan Healthcare Acquisition 2 Corp.’s initial public offering, which resulted in the revision of its financial statements as set forth in its Quarterly Report on Form 10-Q, as filed with the SEC on May 25, 2021.

On September 2, 2021, our Board appointed EY as our independent registered public accounting firm for the fiscal year ending December 31, 2021. EY served as independent registered public accounting firm of Old Renovacor prior to the Business Combination. During the years ended December 31, 2020 and 2019 and the subsequent interim period through September 2, 2021, neither we nor anyone on our behalf consulted with EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us that EY concluded was an important factor we considered in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee works with our management in order to negotiate appropriate fees with EY and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by EY in 2021 and Marcum in 2020 up to its dismissal in 2021.

SERVICE	2021 (EY)	2021 (MARCUM)	2020 (MARCUM)
Audit Fees	$1,283,000	$114,342	$79,877
Tax Fees	—	—	16,480
Total	$1,283,000	$114,342	$96,357

“Audit fees” represents the aggregate fees for professional services rendered for the audit of our financial statements and the review of our quarterly financial statements on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States). Also included are the fees for audit services related to (i) filings pertaining to our initial public offering, including our registration statement on Form S-1, (ii) the Business Combination transaction and related filings through the closing date of the Business Combination, (iii) our registration statements on Form S-1 and Form S-8 filed subsequent to the Business Combination, and (iv) technical accounting matters pertaining to the Business Combination, which are non-recurring in nature.

“Tax fees” represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice, and tax planning services. Tax compliance services, which relate to preparation of tax returns, accounted for all of the tax fees billed in 2020.

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AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit, permitted non-audit and tax services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.

All such audit, permitted non-audit and tax services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2021. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

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AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process.

Management is primarily responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm for the fiscal year 2021, EY, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the audited consolidated financial statements contained in the Company’s 2021 Annual Report with management and EY. The Audit Committee has discussed with EY the matters required to be discussed by the applicable auditing standards as periodically amended. In addition, EY has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding EY’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with EY its independence. Finally, the Audit Committee discussed with EY, with and without management present, the scope and results of EY’s audit of such financial statements.

The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. Based on the considerations and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s 2021 Annual Report.

Audit Committee

Gregory F. Covino (Chair)

Gbola Amusa

Jonas Grossman

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

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EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:

NAME	POSITION	AGE
Magdalene Cook, M.D.	President, Chief Executive Officer and Chairperson	48
Frederick Driscoll	Chief Financial Officer	71
Marc Semigran, M.D.	Chief Medical Officer	65
Matthew Killeen, Ph.D.	Chief Scientific Officer	40

Magdalene Cook, M.D. — For biographical information for Magdalene Cook, see “Board of Directors — Director Nominees.”

Frederick Driscoll has served as our Chief Financial Officer since March 2022. Mr. Driscoll served as the Chief Financial Officer of Flexion Therapeutics, Inc. from May 2021 to November 2021. He served in the same capacity from 2013 to 2017, during which time he led Flexion’s initial public offering in 2014. Prior to rejoining Flexion in 2021, Mr. Driscoll Prior to joining Flexion, he served as Chief Financial Officer at Novavax, Inc. (NASDAQ: NVAX) from 2009 to 2013. From 2008 to 2009, Mr. Driscoll served as Chief Executive Officer of Genelabs Technologies, Inc., a publicly traded biopharmaceutical and diagnostics company later acquired by GlaxoSmithKline. Prior to that time, he was the Chief Financial Officer from 2007 to 2008. From 2000 to 2006, Mr. Driscoll served as Chief Executive Officer at OXiGENE, Inc., where he also served as Chairman of the Board and Audit Committee Chair. He was also a member of the Audit Committee for Cynapsus Therapeutics, Inc., which was sold to Sunovion Pharmaceuticals in 2016. He has been a member of the board of directors of Cellectar Biosciences, Inc. (NASDAQ: CLRB) since April 2017, MEI Pharma, Inc. (NASDAQ: MEIP) since February 2018 and Cue Biopharma, Inc. (NASDAQ: CUE) since June 2018. Mr. Driscoll earned a B.S. in accounting and finance from Bentley University.

Marc Semigran, M.D., has served as our Chief Medical Officer since September 2021. Dr. Semigran also served as Old Renovacor’s Chief Medical Officer from June 2021 until September 2021. Prior to joining Renovacor, Dr. Semigran served as the Chief Medical Officer of Myokardia, Inc., a clinical stage biopharmaceutical company focused on therapies for rare cardiovascular diseases, from December 2016 through June 2019 and as Senior Vice President, Medical Sciences from May 2019 until May 2021, including after its acquisition by Bristol Myers Squibb in November 2020. Dr. Semigran was Medical Director of the Massachusetts General Hospital Heart Failure and Cardiac Transplant Program, a position he held from April 2004 through November 2016, where he was responsible for the overall direction of the care of heart failure patients, including those that needed or had undergone cardiac transplantation. Dr. Semigran has also served as an Associate Professor of Medicine at Harvard Medical School from January 2010 to present. He is a graduate of the Harvard/MIT Health Sciences and Technology Program and completed Internal Medicine Residency and Cardiology Fellowship Training at Massachusetts General Hospital. Dr. Semigran holds an M.D. from Harvard Medical School, and holds an AB and AM in Chemistry from Harvard University.

Dr. Killeen, Ph.D., was appointed as our Chief Scientific Officer in September 2021. Prior to joining Renovacor, Dr. Killeen served as the Head of Cardiovascular Research at BioMarin Pharmaceutical until August 2021, prior to which he served as the Senior Director of Business Strategic and Portfolio Insights and a Director of Portfolio Strategy and Competitive Intelligence since joining BioMarin Pharmaceutical in February 2015. In his most recent role at BioMarin Pharmaceutical, he led the discovery and development of AAV-based gene therapies for genetic cardiac diseases, founded the Cardiovascular Therapeutic Area and scaled it into a dedicated R&D unit, built a pipeline of programs and forged multiple R&D partnerships across industry and academia. Dr. Killeen also served as a Senior Equity Research Analyst for Biotechnology at the Cutler Group from April 2017 to October 2017, during which time he was not associated with BioMarin Pharmaceutical. Prior to BioMarin, Dr. Killeen led efforts to support the commercialization and launch of new therapies for multiple sclerosis at Biogen. He also advised

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pharmaceutical companies on R&D and commercialization strategies for multiple pipeline therapies for cardiovascular diseases at Clarivate, formerly Decision Recourses Group.

Dr. Killeen was a Research Fellow at Harvard Medical School and Massachusetts General Hospital in the laboratory of Calum MacRae, focusing on the disease biology of common and rare heart diseases. He is currently a member of the Advisory Council of the Sudden Cardiac Arrest Foundation, a 501(c)(3) organization, and has been elected a Fellow of the Royal Society of Biology (FRSB) and a Fellow of the American College of Cardiology (FACC). He has published over 20 peer-reviewed papers on a wide range of topics spanning genetic heart diseases and cardiac electrophysiology, and authored a textbook on the role of cardiac electrophysiology in pharmaceutical R&D. Dr. Killeen received a Bachelor of Science degree in pharmacology from the University of Leeds and his Ph.D. in cardiac electrophysiology from the University of Cambridge.

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EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our named executive officers, or NEOs. In 2021, our NEOs were Magdalene Cook, M.D., our President and Chief Executive Officer, Jonas Grossman, our former Chief Executive Officer, Marc Semigran, M.D., our Chief Medical Officer, and Matthew Killeen, Ph.D., our Chief Scientific Officer.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our named executive officers during the fiscal year ended December 31, 2021:

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)(1)	OPTION AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)(4)	TOTAL ($)

Magdalene Cook, M.D. President and Chief Executive Officer	2021	337,836	225,000(6)	–	1,248,622	283,500	12,773	2,107,731

	2020	217,923	–	–	–	110,000	–	327,923

Jonas Grossman Former Chief Executive Officer (5)	2021	–	–	–	–	–	–	–
	2020	–	–	–	–	–	–	–

Marc Semigran, M.D. Chief Medical Officer	2021	262,500	200,000(7)	226,295	1,457,992	109,243	13,955	2,269,985

	2020	–	–	–	–	–	–	–

Matthew Killeen, Ph.D. Chief Scientific Officer	2021	133,333	200,000(8)	–	1,004,742	55,619	15,079	1,408,773

	2020	–	–	–	–	–	–	–

(1)

Represents the aggregate grant date fair value of Earnout RSU Awards (as defined in the Merger Agreement) granted to Dr. Semigran in 2021 as computed in accordance with ASC 718. See Note 11 to the consolidated financial statements included in our 2021 Annual Report regarding assumptions we made in determining these values. The grant date fair value of Earnout RSU Awards, which were issued under the Company’s 2021 Omnibus Incentive Plan, or the 2021 Incentive Plan, was determined based on a Monte Carlo simulation.

(2)

Represents the aggregate grant date fair value of options granted to each of the NEOs as computed in accordance with ASC 718. These amounts do not represent the actual amounts paid to or realized by the NEOs. See Note 11 to the consolidated financial statements included in our 2021 Annual Report regarding assumptions we made in determining the fair value of option awards.

(3)

Represents the amount of the annual cash incentives awarded for performance during the year indicated. For Dr. Cook for 2020, at the time the award was determined (in January 2021), Dr. Cook elected to forego the cash award and instead accept an award of shares of restricted stock of equivalent value granted under Old Renovacor’s 2018 Stock Option and Grant Plan, or the 2018 Plan. For performance in 2020, Dr. Cook received an award of 34,268 shares of restricted stock in March 2021.

(4)

For 2021, includes the following amounts of matching contributions credited under our 401(k) plan as follows: Dr. Cook, $11,600; Dr. Semigran, $11,600; and Dr. Killen, $2,667. Additional amounts in this column for 2021 represent the cost to the Company for certain benefit premiums.

(5)

Mr. Grossman, who served as Chief Executive Officer of Chardan Healthcare Acquisition 2 Corp. prior to the closing of the Business Combination, did not receive any compensation for his service in such capacity during the years ended December 31, 2021 and 2020.

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(6)	Represents the transaction bonus payable upon the closing of the Business Combination as contemplated by Dr. Cook’s employment agreement.

(7)

Represents one-time cash sign-on bonus paid to Dr. Semigran pursuant to the Semigran Employment Agreement (as defined below). In the event Dr. Semigran voluntarily resigns from the Company, or is terminated by the Company for Cause (as defined in the Semigran Employment Agreement) prior to June 2, 2022, the Company shall be promptly reimbursed for the entire gross amount of the sign-on bonus.

(8)

Represents one-time cash sign-on bonus paid to Dr. Killeen pursuant to the Killeen Employment Agreement (as defined below). In the event Dr. Killeen voluntarily resigns from employment with the Company, the Company shall be promptly reimbursed the following portion of the gross amount of the sign-on bonus, depending on when such termination of employment occurs: (i) Prior to September 1, 2022 – 100%; (ii) after September 1, 2022 but before September 1, 2023 – 50%; and (iii) after September 1, 2023 – 0%.

Elements of Compensation

The compensation of our NEOs generally consists of three primary components, consisting of base salary, annual cash incentive awards, and long-term incentive-based compensation in the form of stock-based awards.

Base Salary

In 2021, Dr. Cook received an annual salary of $220,000 from January 1, 2021 to January 22, 2021, which was increased to $242,000 effective January 23, 2021, and further increased to $540,000 in connection with the Amended and Restated Employment Agreement with Dr. Cook, dated May 17, 2021, or the Cook Employment Agreement, which became effective on September 2, 2021. In 2021, Dr. Semigran and Dr. Killeen received an annual base salary of $450,000 and $400,000, respectively.

Annual Cash Incentive Opportunities

Each of our named executive officers’ performance-based annual incentive opportunity is expressed as a percentage of base salary that can be achieved at a target level by meeting predetermined corporate and individual performance objectives. Executive officer’s target annual incentive opportunity amounts are weighted 80% to corporate performance objectives and 20% to individual performance objectives. The amount of each executive’s target annual incentive opportunity is established in his or her employment agreement.

The 2021 annual bonus for Dr. Cook, Dr. Semigran and Dr. Killeen were targeted at 50%, 40% and 40%, respectively, of their respective base salaries. For 2021, all named executive officers were eligible to earn their annual cash bonuses pursuant to the achievement of corporate and/or individual performance goals established by the Compensation Committee. These goals primarily included the initiation, completion of certain preclinical studies, the achievement of readiness to initiate certain manufacturing activities, and other operational and administrative objectives. Following a review of 2021 performance, our Compensation Committee approved, and, in the case of Dr. Cook, our Compensation Committee recommended and our Board approved, 2021 annual cash bonuses to each of Dr. Cook, Dr. Semigran and Dr. Killeen in an amount totaling $283,500, $109,243 (pro-rated) and $55,619 (pro-rated), respectively. Such amounts were determined based on each NEOs overall score calculated based on our corporate performance score of 105% (weighted 80%) and each NEOs individual performance score of 100% (weighted 20%), as approved by our Compensation Committee, resulting in an overall score of 104% with respect to each of Drs. Semigran and Killeen. Dr. Cook’s overall score was equivalent to the corporate performance score of 105%.

Stock-Based Awards

Equity grants are intended as both a reward for contributing to our long-term success and an incentive for future performance. Additionally, the vesting feature of our equity awards is intended to further our goal of executive retention by providing an incentive to our NEOs to remain in our employ during the vesting period. The

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Compensation Committee typically makes initial stock option awards to our NEOs upon commencement of employment and annual equity awards in the form of either stock options, RSUs, or a combination of stock options and RSUs, thereafter.

In 2021, we awarded equity compensation under the 2018 Plan and the 2021 Incentive Plan to our named executive officers in the form of time-vesting stock options, which were accompanied with Earnout RSUs (as defined in the Merger Agreement), if applicable. We determine equity award amounts based on the judgment of our Compensation Committee, taking into account information and recommendations provided by Radford, our compensation consultant. With respect to our named executive officers other than our Chief Executive Officer, the Compensation Committee also considers recommendations provided by our Chief Executive Officer. In determining the amount of awards, the Compensation Committee generally does not consider an employee’s current equity ownership in our common stock or the prior awards that are fully vested, but may consider competitive market factors in our industry. For the 2021 awards of stock options to our NEOs, the primary consideration was the award amounts included in their employment agreements as described further below.

Our stock option awards typically vest over a four-year period, with 25% vesting on the first anniversary of the grant date and the remainder vesting in equal monthly installments for the remaining 36 months, subject to the continued service of the employee with us. We may adjust the vesting schedule in certain cases, such as the initial option grants for Dr. Semigran and Dr. Killeen specified in their employment agreements as described below.

We believe these vesting arrangements encourage our named executive officers to continue service with us for a longer period of time and remain focused on our multi-year long-term drug development and commercialization programs.

Other Compensation

We have established various employee benefit plans, including medical and 401(k) plans, in which the NEOs will participate.

INSIDER TRADING, PLEDGING AND ANTI-HEDGING POLICIES

Under the terms of our Insider Trading Policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account; all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts; and pledging company securities to secure margin or other loans.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following tables set forth information regarding the number of shares of common stock underlying outstanding plan awards held by each of our named executive officers as of December 31, 2021:

NAME	OPTION AWARDS				STOCK AWARDS
	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)

Magdalene Cook, M.D.	–	238,793 (1)	7.73	9/3/2031	–	–

Marc Semigran, M.D.	88,991 (2)	–	10.83	6/1/2031	–	–
	–	169,849 (3)	7.73	9/3/2031	–	–
	–	–	–	–	35,226 (4)	271,240

Matthew Killeen, Ph.D.	–	194,049 (5)	7.73	9/3/2031	–	–

(1)

Represents unvested portion of true-up equity grant award issued in connection with Dr. Cook’s employment as our Chief Executive Officer that will vest 25% on September 3, 2022 (one-year anniversary following the September 2, 2021 grant date), with the remainder vesting in 36 equal monthly installments thereafter, subject to continuous service through the relevant vesting dates.

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(2)

These stock option vested and became exercisable in full on December 20, 2021, pursuant to the Compensation Committee’s determination that the performance criteria set forth in the Semigran Employment Agreement was met.

(3)

Represents unvested portion of award that will vest 25% on June 2, 2022 (one-year anniversary following the June 2, 2021 effective date of the Semigran Employment Agreement), with the remainder vesting in 36 equal monthly installments thereafter, subject to continuous service through the relevant vesting dates.

(4)

All shares of common stock are represented by unvested restricted stock units granted pursuant to that certain Agreement and Plan of Merger, dated March 22, 2021, or the Merger Agreement, by and among the Company, CHAQ2 Merger Sub, Inc., a wholly owned subsidiary of the Company, and Old Renovacor, as Earnout RSU Awards (as defined in the Merger Agreement). The Earnout RSU Awards will vest and become exercisable upon the achievement of certain milestones as follows: (i) 10,568 shares shall vest in full if, at any time before December 31, 2023, the VWAP (as defined in the Merger Agreement) of our Common Stock over any 20 trading days (which may or may not be consecutive) within any 30 consecutive trading day period is greater than or equal to $17.50 per share; (ii) 10,567 shares shall vest in full if, at any time before December 31, 2025, the VWAP of the our Common Stock over any 20 trading days (which may or may not be consecutive) within any 30 consecutive trading day period is greater than or equal to $25.00 per share; and (iii) 14,091 shares shall vest in full if, at any time before December 31, 2027, the VWAP of the our Common Stock over any 20 trading days (which may or may not be consecutive) within any 30 consecutive trading day period is greater than or equal to $35.00 per share.

(5)

Represents unvested portion of award that will vest 25% on March 3, 2022 (six-month anniversary following the September 2, 2021 grant date), with the remainder vesting in 42 equal monthly installments thereafter, subject to continuous service through the relevant vesting dates.

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with each of our current named executive officers.

Dr. Magdalene Cook, M.D., Chief Executive Officer

In connection with the Business Combination, we entered into an Amended and Restated Employment Agreement with Dr. Cook, dated May 17, 2021, or the Cook Employment Agreement, which became effective on September 2, 2021. Under the Cook Employment Agreement, Dr. Cook agreed to serve as our President and Chief Executive Officer. The Cook Employment Agreement amended and restated the Old CEO Agreement in its entirety.

The Cook Employment Agreement provides Dr. Cook with the following compensation for her services:

•	Salary: Dr. Cook receives salary at the annual rate of $540,000, subject to increase from time to time by our Board, in its sole discretion.
•

Bonus Compensation: Dr. Cook is eligible for an annual bonus award with a target value equal to 50% of her salary. The actual amount of any annual bonus will be determined by our Board, in its sole discretion, based on the achievement of performance goals established by our Board, which may include company and/or individual financial, strategic, and other goals and milestones.

•	Transaction Bonus: Dr. Cook received a one-time cash transaction bonus in connection with the consummation of the Business Combination in the amount of $225,000.
•

True-Up Equity Award: Dr. Cook received a one-time stock option grant on September 3, 2021 to purchase up to 238,793 shares of Common Stock under the 2021 Incentive Plan, to align Dr. Cook with the 50th percentile of CEO equity ownership holdings in our Company’s peer group. These options have an exercise price equal of $7.73 and expire on September 3, 2031. The options will vest and become exercisable 25% on September 3, 2022, with the remaining 75% vesting in thirty-six equal monthly installments thereafter.

•

Vacation; Benefit Plans; Expense Reimbursements: Dr. Cook is eligible for four weeks of vacation each year and participation in any employee benefit plans sponsored by our Company in which she is eligible. She is also eligible to be reimbursed for any reasonable business expenses that she incurs, subject to applicable company policies.

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Employment under the Cook Employment Agreement is “at will” and can be terminated by either party at any time for any reason. If, however, employment is terminated by us for any reason other than for “Cause,” or if Dr. Cook terminates her employment with “Good Reason,” in either case other than during the period beginning on the date of a Change in Control and ending on the second anniversary of that date, Dr. Cook will receive severance in the following amounts: (i) base salary for a period of 12 months following the date of termination, (ii) a cash bonus for the year of termination equal to the target bonus for the year, prorated based on the number of days in the year through the termination date, and (iii) 12 times the amount of one month of COBRA premiums based on the terms of our group health plan and her coverage under such plan as of the termination date.

In the event Dr. Cook’s employment is terminated by us other than for “Cause” or by her for “Good Reason” during the period beginning on the date of a Change in Control and ending on the second anniversary of that date, we will pay her (i) 18 months of base salary, which will be payable in a lump sum, (ii) a cash bonus for the year of termination equal to the target bonus for the year, prorated based on the number of days in the year through the termination date, and (ii) 18 times the amount of one month of COBRA premiums based on the terms of our group health plan and the Executive’s coverage under such plan as of the termination date.

Payment of severance is conditioned on Dr. Cook providing us with a release of claims. The Cook Employment Agreement defines “Cause” to include (i) Dr. Cook’s material failure to perform (other than due to disability), or her substantial negligence in the performance of, her duties; (ii) her material breach of the New Employment Agreement; (iii) her commission of, or plea of nolo contendere to, a felony or other crime involving moral turpitude; or (iv) other conduct that could reasonably be expected to be materially harmful to our business interests or reputation (subject to certain notice requirements and an opportunity to cure), with (i), (ii) and (iv) subject to notice and cure opportunities. The Cook Employment Agreement defines “Good Reason” as (i) a material adverse change in Dr. Cook’s functions, duties or responsibilities, (ii) a material relocation of her principal work location, (iii) a material diminution in Dr. Cook’s compensation or benefits, other than an across-the-board reduction that applies to all senior executives generally, or (iv) our material breach of the Cook Employment Agreement, all subject to certain notice and cure opportunities.

The Cook Employment Agreement also includes certain employment-related covenants substantially similar to the covenants under her previous Employment Agreement, including a covenant related to protection of confidential information and restrictions on competition and solicitation of employees and customers during employment and for one year after termination of employment.

Dr. Marc Semigran, Chief Medical Officer

Old Renovacor and Marc Semigran, M.D. entered into an Employment Agreement dated May 5, 2021, or Semigran Employment Agreement, which became effective June 2, 2021 and was assigned to us by Old Renovacor. Under the Semigran Employment Agreement, Dr. Semigran agreed to serve as Chief Medical Officer.

The Semigran Employment Agreement provides Dr. Semigran with the following compensation and benefits:

•	Salary: Dr. Semigran receives salary at the annual rate of $450,000, subject to increase from time to time by our Board, in its sole discretion.
•

Bonus Compensation: Dr. Semigran is eligible for an annual bonus award with a target value equal to 40% of salary. The actual amount of any annual bonus will be determined by our Board, in its sole discretion, based on achievement of performance goals established by our Board, which may include company and/or individual financial, strategic, and other goals and milestones.

•	Sign-On Bonus: Dr. Semigran received a one-time cash sign-on bonus in the amount of $200,000.
•

Initial Option Grant: Dr. Semigran received a one-time grant of stock options under the 2018 Stock Option and Grant Plan with the grant date of June 2, 2021, for the purchase of 88,991 shares of our Common Stock at an exercise price of $10.83 (with the number of shares and exercise price shown reflecting the adjustments to the award as a result of the Merger). The initial option grant will vest and become exercisable on December 2, 2021 based on Dr. Semigran’s completion of certain performance milestones and expire on June 2, 2031.

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•

True-Up Equity Award: Dr. Semigran was granted an additional stock option award under the 2021 Incentive Plan to purchase up to 169,849 shares of our Common Stock. These options have an exercise price of $7.73 and expire on September 3, 2031. The options will vest and become exercisable 25% on June 2, 2022, with the remaining 75% vesting in thirty-six equal monthly installments thereafter.

•

Vacation; Benefit Plans; Expense Reimbursements: Dr. Semigran is eligible for four weeks of vacation each year and participation in any employee benefit plans sponsored by us in which he is eligible. He is also eligible to be reimbursed for any reasonable business expenses that he incurs, subject to applicable company policies.

Employment under the Semigran Employment Agreement is “at will” and can be terminated by either party at any time for any reason. If, however, employment is terminated by us for any reason other than for “Cause” other than during the period beginning on the date of a Change in Control and ending on the second anniversary of that date, Dr. Semigran will receive severance in the following amounts: (i) base salary for a period of 12 months following the date of termination, (ii) a cash bonus for the year of termination equal to the target bonus for the year, prorated based on the number of days in the year through the termination date, and (iii) 12 times the amount of one month of COBRA premiums based on the terms of our group health plan and his coverage under such plan as of the termination date. In addition, Dr. Semigran will vest in the portion of the initial option grant and any true-up option grant that would have otherwise vested during the 12-month period following the termination of employment, subject to achievement of the performance milestones described above with respect to the initial option grant.

In the event we terminate Dr. Semigran’s employment other than for “Cause” or by him for “Good Reason” during the period beginning on the date of a Change in Control and ending on the second anniversary of that date, we will pay him the severance benefits listed above in single cash payment. In addition, Dr. Semigran will fully vest in any unvested portion of the initial option grant and any true-up option grant.

Payment of severance is conditioned on Dr. Semigran providing us with a release of claims. The Semigran Employment Agreement defines “Cause” to include (i) Dr. Semigran’s material failure to perform (other than due to disability), or his substantial negligence in the performance of, his duties; (ii) his material breach of the Semigran Employment Agreement; (iii) his commission of, or plea of nolo contendere to, a felony or other crime involving moral turpitude; or (iv) other conduct that could reasonably be expected to be materially harmful to our business interests or reputation (subject to certain notice requirements and an opportunity to cure). The Semigran Employment Agreement defines “Good Reason” as (i) a material adverse change in Dr. Semigran’s functions, duties or responsibilities, (ii) a material relocation of his principal work location, (iii) a material diminution in Dr. Semigran’s compensation or benefits, other than an across-the-board reduction that applies to all senior executives generally, or (iv) a material breach of the Semigran Employment Agreement by us, all subject to certain notice and cure opportunities.

The Semigran Employment Agreement also includes certain employment-related covenants, including a covenant related to protection of confidential information and restrictions on competition and solicitation of employees and customers during employment and for one year after termination of employment.

Dr. Matthew Killeen, Chief Scientific Officer

In connection with Dr. Killeen’s appointment as our Chief Scientific Officer, we entered into an employment agreement, effective September 1, 2021, with Dr. Killeen, or the Killeen Employment Agreement. Pursuant to the Killeen Employment Agreement, Dr. Killeen is entitled to a base salary of $400,000 per year with an annual bonus target set at 40% of his base salary and will receive, within 60 days after the effective date of the Killeen Employment Agreement, a sign-on bonus in the amount of $200,000. In addition, as of September 3, 2021, Dr. Killeen received a sign-on grant of stock options under the 2021 Incentive Plan with respect to a total of 194,049 shares of our Common Stock (with a grant date fair value of approximately $1,500,000), of which 25% will vest on March 3, 2022, and the remaining 75% will vest in equal monthly tranches over the following 42 months, in each case subject to Dr. Killeen’s continued service with us through the applicable vesting date. The options have an exercise price equal $7.73 per share, and will expire September 3, 2031 (or earlier in case of termination of service).

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In the event of a termination of Dr. Killeen’s employment for any or no reason, we shall pay to Dr. Killeen certain accrued obligations as follows: (i) the base salary for the final payroll period of his employment, through the date his employment terminates, including any accrued but unused vacation time, and (ii) reimbursement for business expenses incurred but not yet paid as of the date Dr. Killeen’s employment terminates, subject to certain limitations set forth in the Killeen Employment Agreement.

In the event of a termination by us without “Cause,” as defined in the Killeen Employment Agreement, or if he resigns from employment with “Good Reason,” as those terms are defined in the Killeen Employment Agreement, we shall pay or provide severance to Dr. Killeen, in addition to the payments mentioned above: (i) the base salary for a period of 12 months following the date of termination; (ii) a cash bonus for the year of termination equal to the target bonus for the year, prorated based on the number of days in the year through the termination date; and (iii) a cash lump-sum payment equal to 12 times the amount of one month of COBRA premiums based on the terms of our group health plan and the Dr. Killeen’s coverage under such plan as of the termination date (regardless of any COBRA election actually made by Dr. Killeen or the actual COBRA coverage period under our group health plan). In the event we terminate Dr. Killen’s employment other than for “Cause” or by him for “Good Reason” during the period beginning on the date of a Change in Control and ending on the second anniversary of that date, we will pay him the severance benefits listed above in single cash payment.

The Killeen Employment Agreement contains customary non-competition and non-solicitation covenants that continue for 12 months following any cessation of the executive’s employment, as well as customary confidentiality, work-product and indemnification provisions.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2020, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Related Party Transactions—Business Combination

At the effective time of the Business Combination, or the Closing Date, an aggregate of approximately 6,500,000 shares of our Common Stock and Exchanged Options (as defined below) were issued to securityholders of Old Renovacor as of immediately prior to the Closing Date in respect of all of the equity interests of Old Renovacor. As a result of the consummation of the Business Combination, we have ceased to be a shell company (as such term is defined in Rule 12b-2 under the Exchange Act).

PIPE Investment (Private Placement)

Concurrently with the execution of the Merger Agreement, we entered into Subscription Agreements with certain investors, including Chardan Healthcare Investments, LLC, certain stockholders of Old Renovacor and certain other institutional and accredited investors, or the PIPE Investors, pursuant to which, on September 2, 2021, in connection with the consummation of the Business Combination, the PIPE Investors purchased an aggregate of 2,284,776 shares of our Common Stock, at a price of $10.00 per share, as set forth in the table below:

Name	Number of shares held through PIPE Investment
Citadel Multi-Strategy Equities Master Fund Ltd.	200,000
RTW Master Fund, Ltd.	513,443
RTW Innovation Master Fund, Ltd.	229,213
RTW Venture Fund Limited	57,344
Chardan Healthcare Investments LLC	250,000
Renovaholding M S.r.l.	194,953
Elysia Capital I SCSp	85,147
Francesco Loredan	12,900
Longview Healthcare Ventures, LLC	325,770
Arthur Feldman	10,000
Magdalene Cook	50,000
Acorn Bioventures, L.P.	356,006

Total	2,284,776

We also issued the Pre-Funded Warrant to Acorn Bioventures, L.P., or Acorn, entitling Acorn to purchase 715,224 shares of our Common Stock at an initial purchase price of $9.99 per share underlying the Pre-Funded Warrant. In total, we received aggregate proceeds of $30.0 million from the sale of our Common Stock and the Pre-Funded Warrant. The Pre-Funded Warrant is immediately exercisable at an exercise price of $0.01 and is exercisable indefinitely, subject to a beneficial ownership limitation of 9.99% (which may be increased to up to 19.99% at Acorn’s option from time to time).

Old Renovacor’s Investor Incentive Plan

In connection with the negotiation and execution of the Merger Agreement, a threshold level of participation in the PIPE Investment by Old Renovacor stockholders prior to the Business Combination was required as a condition and a material inducement to Chardan’s decision to enter into the Merger Agreement. Renovacor’s 2021 Investor Incentive

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Plan, or Old Renovacor’s Investor Incentive Plan, was established in order to incentivize participation in the PIPE Investment by Old Renovacor stockholders prior to the Business Combination and was designed to reallocate a portion of the aggregate merger consideration plus the earnout consideration, if any, or the Total Consideration, to the participants in the PIPE Investment (those who did participate are hereinafter referred to as the Participating Renovacor Stockholders) relative to Old Renovacor’s stockholders who declined to participate in the PIPE Investment. All of Old Renovacor’s stockholders prior to the Business Combination were offered the opportunity to participate in the PIPE Investment and Old Renovacor’s Investor Incentive Plan. The Participating Renovacor Stockholders included Dr. Cook, Dr. Feldman, a member of Old Renovacor’s board of directors, certain affiliates of Innogest Capital, Longview Healthcare Ventures, an affiliate of Broadview Ventures (of which Mr. Needham, a member of Old Renovacor’s board of directors, is a director and the head of the biopharmaceutical practice), and Acorn Bioventures (of which Mr. Manke, who was a member of the Chardan board of directors, is a partner).

Under the terms of Old Renovacor’s Investor Incentive Plan, the Participating Renovacor Stockholders were allocated a portion of the total consideration representing the consideration that would otherwise be payable in respect of certain unissued shares of Old Renovacor’s common stock and Old Renovacor’s preferred stock, or the Unallocated Shares, as though the Unallocated Shares were issued to the Participating Renovacor Stockholders (pro rata in accordance with their respective PIPE Investment amounts) as of immediately prior to the closing of the Business Combination. The Unallocated Shares consist of (i) 137,546 unissued shares of Old Renovacor’s common stock (approximately 2% of the fully-diluted share capital of Old Renovacor), which were reserved for issuance under Old Renovacor’s 2018 Stock Option and Grant Plan but remained unissued as of the closing of the Business Combination and (ii) 754,765 unissued shares of Old Renovacor’s preferred stock (approximately 12% of Old Renovacor’s fully-diluted share capital), which were reserved for issuance in connection with a contemplated third tranche of financing pursuant to financing agreements for the purchase of shares of Old Renovacor Series A convertible preferred stock, par value $0.0001 per share, or the Old Renovacor’s Series A Preferred Stock, but remained unissued as of the closing of the Business Combination.

Participation in Old Renovacor’s Investor Incentive Plan did not result in materially better terms to the Participating Renovacor Stockholders with respect to the shares of our Common Stock they acquired pursuant to their respective PIPE Investments, rather there was a reallocation of the Total Consideration amongst all of Old Renovacor’s equityholders resulting in the Participating Renovacor Stockholders receiving the portion of the Total Consideration that would be payable to them with respect to the Unallocated Shares.

Registration Rights Agreement

On September 2, 2021, in connection with the Business Combination, we entered into a registration rights agreement, or the Registration Rights Agreement, with Chardan Investments 2, LLC, or the Sponsor, certain Chardan insiders (including Isaac Manke, Michael Rice, Richard Giroux, Matthew Rossen, and R.A. Session II) and certain Old Renovacor stockholders (including Acorn Bioventures, BioAdvance, Broadview Ventures, entities affiliated with Innogest Capital, Dr. Cook and Dr. Feldman), pursuant to which, among other things, such stockholders thereto were granted certain registration rights, on the terms and subject to the conditions therein.

In particular, the Registration Rights Agreement provides for the following registration rights:

•

Demand registration rights. At any time and from time to time when there is no valid registration statement in effect, we will be required, upon the written demand of the stockholders holding a majority of the registrable securities outstanding, to file a registration statement and effect the registration of all or part of their registrable securities. We will, within 20 days of receipt of the demand, notify all holders of registrable securities of the demand, and each holder of registrable securities who wishes to include all or a portion of such stockholder’s registrable securities in the demand registration shall so notify us within five days after the receipt by the stockholder of the notice from us. We must effect any demand registration as soon as reasonably practicable, but in no event later than 60 days after receipt of such demand registration. We are not obligated to effect more than an aggregate of two demand registrations under the Registration Rights Agreement.

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•

Shelf registration rights. Within 45 days after the closing of the Business Combination, or October 15, 2021, we were required to file, and have filed, a shelf registration statement on Form S-1 pursuant to Rule 415 of the Securities Act of 1933, as amended, or the Securities Act. No stockholder was named as an underwriter in the shelf registration statement. We must use commercially reasonable best efforts to convert or replace the shelf registration statement with a registration statement on Form S-3 promptly following the confirmation that we become eligible to use Form S-3 for registrable securities. We must use commercially reasonable efforts to cause such registration statement to be declared effective as soon as practicable after the initial filing thereof. At any time we have an effective shelf registration statement with respect to stockholders holding a majority of the registrable securities outstanding, such stockholder may make a written request to effect a public offering, including pursuant to an underwritten shelf takedown, provided that such stockholder (a) reasonably expects the aggregate gross proceeds from the sale of the shares of stockholders holding a majority of the registrable securities outstanding to be in excess of $25,000,000 from such underwritten shelf takedown or (b) reasonably expects the offering to be in no event less than $10,000,000 in aggregate gross proceeds.

•

Piggyback registration rights. At any time after the closing of the Business Combination, if we propose to file a registration statement to register any of our equity securities under the Securities Act or to conduct a public offering, either for our own account or for the account of any other person, subject to certain exceptions, the owners of registrable securities in us hold piggyback registration rights and are entitled to include their registrable securities in such registration statement.

•

Expenses and indemnification. All fees and expenses associated with each registration statement will be borne by us and underwriting discounts and selling commissions will be borne by the holders of the shares being registered. The Registration Rights Agreement contains customary cross-indemnification provisions, under which we are obligated to indemnify holders of registrable securities in the event of material misstatements or omissions in the registration statement attributable to us, and holders of registrable securities are obligated to indemnify us for material misstatements or omissions attributable to them.

•

Registrable securities. Our securities shall cease to be registrable securities when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such registration statement, such securities shall have been otherwise transferred, new certificates or book entry positions for such securities not bearing a legend restricting further transfer shall have been delivered by us and subsequent public distribution of such securities shall not require registration under the Securities Act, such securities shall have ceased to be outstanding, such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction, or with respect to a stockholder, when all such securities held by such stockholder could be sold without restriction on volume or manner of sale in any three-month period without registration under Rule 144.

Sponsor Support Agreement

Concurrently with the execution of the Merger Agreement, the Sponsor entered into the Sponsor Support Agreement with Chardan and Old Renovacor, pursuant to which the Sponsor agreed, among other things, (i) not to redeem any of its shares of our Common Stock held of record or thereafter acquired prior to the closing of the Business Combination, (ii) to vote at any meeting of the stockholders of Chardan all such shares of our Common Stock in favor of the proposals set forth in the proxy statement related to the Business Combination, including the issuance of the aggregate merger consideration and the earnout consideration pursuant to the Merger Agreement, (iii) to be bound by certain other covenants and agreements related to the Business Combination and restrictions with respect to such shares of our Common Stock prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

Pursuant to the Sponsor Support Agreement, the Sponsor agreed that 500,000 shares of our Common Stock beneficially owned by the Sponsor immediately following the closing of the Business Combination (representing a portion of the shares of our Common Stock that were placed into escrow by the Sponsor and certain other Chardan

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insiders in connection with Chardan initial public offering, or Chardan IPO), or collectively, the Sponsor Earnout Shares, will be subject to the vesting and forfeiture provisions set forth below:

•

From and after the closing of the Business Combination until December 31, 2023, or the Sponsor First Earnout Period, 150,000 Sponsor Earn-Out Shares shall vest and be released to the Sponsor if over any 20 Trading Days (as defined in the Merger Agreement) within any 30 Trading Day period the VWAP (as defined in the Merger Agreement) of our Common Stock is greater than or equal to $17.50, or the Sponsor First Milestone.

•

From and after the closing of the Business Combination until December 31, 2025, or the Sponsor Second Earnout Period, 150,000 Sponsor Earn-Out Shares shall vest and be released to the Sponsor if over any 20 Trading Days within any 30 Trading Day period the VWAP of our Common Stock is greater than or equal to $25.00, or the Sponsor Second Milestone.

•

From and after the closing of the Business Combination until December 31, 2027, or the Sponsor Third Earnout Period, and together with the First Earnout Period and the Second Earnout Period, the Sponsor Earnout Periods, 200,000 Sponsor Earn-Out Shares shall vest and be released to the Sponsor if over any 20 Trading Days within any 30 Trading Day period the VWAP of our Common Stock is greater than or equal to $35.00, or the Sponsor Third Milestone, and together with the Sponsor First Milestone and the Sponsor Second Milestone, the Sponsor Earnout Milestones.

•

Upon consummation of any Change in Control (as defined in the Merger Agreement) during any Sponsor Earnout Period, any Sponsor Earnout Milestone with respect to such Sponsor Earnout Period that has not yet been achieved shall automatically be deemed to have been achieved regardless of the valuation of our Common Stock in such Change in Control transaction and the applicable Sponsor Earnout Consideration shall vest and be released to the Sponsor prior to the consummation of such Change in Control.

•

If any Earnout Milestones are not achieved during the applicable Earnout Period (and a Change in Control does not take place during such Earnout Period), the applicable portion of the Sponsor Earn-Out Shares will be forfeited to us for cancellation.

Lock-Up Agreements

In connection with the closing of the Business Combination, certain key stockholders entered into Lock-Up Agreements and were subject to the corresponding lock-up provisions. In addition, pursuant to our Bylaws, the lock-up provisions will apply to the shares of our Common Stock issued as the Aggregate Merger Consideration. As of March 2, 2022, all lock-up periods have expired and any applicable lock-up provisions have been satisfied.

Temple Sponsored Research Agreement

On August 18, 2021, we entered into a second amendment to the Sponsored Research Agreement with Temple University, or Temple, dated August 12, 2019, as first amended August 27, 2019, or the Temple SRA. Under the Temple SRA, Temple is primarily responsible for preclinical development activities with respect to licensed technology and know-how through the pursuit of specific investigational questions which, in the aggregate, are intended to provide important supporting data for future IND-enabling studies and for potential future marketing efforts. We are responsible for all subsequent clinical development and commercialization activities with respect to the licensed technology and know-how. We expect to fund a total of up to approximately $5.3 million to Temple under the Temple SRA in connection with certain research and development activities to be performed by Temple through June 30, 2024.

Charitable Contributions

During 2021, we did not make any contributions to any charitable organization in which an independent director served as an executive officer in 2021.

Other Transactions

We have entered into various employment-related agreements with our executive officers that, among other things, provide for compensatory and certain other benefits. For a description of these agreements and arrangements with our named executives, see the section titled “Executive Compensation — Employment Agreements.”

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We have also granted stock options to our named executive officers and directors. For a description of these stock options, see the sections titled “Director Compensation” and “Executive Compensation.”

Indemnification Agreements

We have entered and intend to continue to enter into indemnification agreements with each of our directors and officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of his or her service as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Upon consummation of the Business Combination, our Board adopted a written related person transaction policy. This written policy regarding related person transactions provides that a related person transaction is a transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which we are a participant and in which a related person has, had or will have a direct or indirect material interest and in which the aggregate amount involved exceeds $120,000. Our policy also provides that a related person means any of our executive officers and directors (including director nominees), in each case at any time since the beginning of our last fiscal year, or holders of more than 5% of any class of our voting securities and any member of the immediate family of, or person sharing the household with, any of the foregoing persons. Our Audit Committee has the primary responsibility for reviewing and approving or disapproving related person transactions. In addition to our policy, our Audit Committee charter provides that our Audit Committee shall review and approve or disapprove any related person transactions.

All related person transactions described in this section occurred prior to adoption of the formal, written policy described above, and therefore these transactions were not subject to the approval and review procedures set forth in the policy.

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EQUITY COMPENSATION PLAN INFORMATION

We have two compensation plans under which our equity securities are authorized for issuance. The 2018 Stock Option and Grant Plan and the 2021 Omnibus Incentive Plan were each approved by our stockholders on September 1, 2021. The following table sets forth certain information relating to these equity compensation plans as of December 31, 2021:

Plan Category	Number of securities to be issued upon exercise of outstanding options and other rights (a)	Weighted-average exercise price of outstanding options and other rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)
Renovacor, Inc. 2018 Stock Option Plan	194,926	$5.66	—
Renovacor, Inc. 2021 Omnibus Incentive Plan (2)	1,254,557	$7.93(3)	1,240,537
Total	1,449,483		1,240,537

Equity compensation plans not approved by security holders	N/A	N/A	N/A

(1)	Consists of our 2018 Plan and 2021 Incentive Plan. As of December 31, 2021, new awards are only available for issuance under our 2021 Incentive Plan.

(2)

The 2021 Incentive Plan contains an “evergreen” provision, pursuant to which, on or about January 1, 2022 and each anniversary of such date thereafter, the maximum number of shares reserved for issuance under the 2021 Incentive Plan is increased by a number equal to the lesser of (i) 4% of the shares of common stock outstanding (on a fully diluted basis) on December 31 of the immediately preceding fiscal year and (ii) such small number of shares of common stock as determined by our Board.

(3)	The calculation of the weighted-average exercise price does not consider the effect of 72,546 Earnout RSUs included in the number of securities reported in column (a).

Other information with respect to this item is set forth in this Proxy Statement under the headings “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation,” and is incorporated herein by reference.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 6, 2022, information regarding beneficial ownership of our capital stock by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

•	each of our NEOs;

•	each of our executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage of ownership is based on 16,756,042 shares of our common stock issued and outstanding on April 6, 2022, which excludes 500,000 Sponsor Earnout Shares legally issued and outstanding but subject to forfeiture and does not give effect to the exercise of the Pre-Funded Warrant.

Name and Address of Beneficial Owner(1)	Number of Shares	%
Five Percent Holders:
Acorn Bioventures, L.P.(2)	1,658,848	9.9%
Arthur Feldman, M.D.(3)	1,008,078	6.0%
Broadview Ventures I LLC(4)	974,529	5.8%
Chardan Investments 2, LLC(5)	1,681,511	9.9%
Innogest Capital(6)	984,546	5.9%
RTW Investments, LP(7)	3,175,803	18.9%
Citadel Advisors LLC(8)	1,199,014	7.1%
Altium Capital Management, LP(9)	1,120,406	6.4%
Directors and Executive Officers:
Magdalene Cook, M.D.(10)	451,448	2.7%
Fred Driscoll	—	*
Matthew Killeen, Ph.D.(11)	58,907	*
Marc Semigran, M.D.(12)	131,453	*
Gbola Amusa, M.D.	40,000	*
Edward J. Benz, Jr., M.D.(13)	5,285	*
Gregory F. Covino	—	*
Jonas Grossman, MBA(14)	1,721,511	10.3%
Joan Lau, Ph.D.	—	*
Thomas Needham, MBA	—	*
All Directors and Executive Officers as a group (ten individuals)(15)	2,408,604	14.4%

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*    Less than 1.0%.

(1)	Unless otherwise indicated, the business address of each of the directors and officers is c/o Renovacor, Inc., P.O. Box 8142, Greenwich, CT 06836.

(2)

Consists of 1,658,848 shares of our Common Stock issued as a portion of the aggregate merger consideration and/or pursuant to Old Renovacor’s Investor Incentive Plan. Excludes 715,224 shares of our Common Stock underlying the Pre-Funded Warrant that are not currently exercisable based on the 9.99% beneficial ownership limitation. Isaac Manke, a director of the board of directors of Chardan Healthcare Acquisition 2 Corp. prior to the Business Combination, is a member of the General Partner of the Limited Partnership that directly holds shares by Acorn Bioventures, and as such, may be deemed to share voting and investment power with respect to such shares. Mr. Manke disclaims beneficial ownership with regard to such shares, except to the extent of his proportionate pecuniary interest therein. The address for the reporting persons is 420 Lexington Avenue, Suite 2626, New York, New York 10170.

(3)

Consists of (i) 1,004,433 shares of our Common Stock held by Dr. Feldman, including 994,433 shares of our Common Stock issued as a portion of the aggregate merger consideration and/or pursuant to Old Renovacor’s Investor Incentive Plan and 10,000 shares of our Common Stock issued in the PIPE Investment, and (ii) 3,645 shares of common stock underlying outstanding stock options that are exercisable within 60 days of April 6, 2022.

(4)

Consists of (i) 443,823 shares of our Common Stock held by Broadview Ventures I, LLC, or Broadview Ventures, and (ii) 530,706 shares held by Longview Healthcare Ventures, LLC, or Longview Ventures, an affiliate of Broadview Ventures. The address for the reporting persons is Goodman’s Bay Corporate Center, West Bay Street, P.O. Box N-3933, Nassau, Bahamas. The information in this footnote is based on a Schedule 13D filed with the SEC on September 13, 2021.

(5)

Includes 1,605,661 shares of our Common Stock held by Chardan Investments 2, LLC, or Chardan Investments, and certain shares underlying warrants exercisable to purchase one share of our Common Stock at an exercise price of $11.50. Excludes (i) 500,000 shares of our Common Stock being held in escrow and subject to vesting or forfeiture based on satisfaction of the earnout milestones set forth in that certain Sponsor Support Agreement and (ii) 3,424,150 shares underlying warrants, exercisable to purchase one share of our Common Stock at an exercise price of $11.50, held by Chardan Investments which are not currently exercisable based on the 9.99% beneficial ownership limitation. The address for the reporting persons is c/o Chardan Healthcare Acquisition 2 Corp., 17 State Street, 21st Floor, New York, NY 10004.

(6)

Consists of shares of our Common Stock held by the following affiliates of Innogest Capital: (i) 437,120 shares of our Common Stock issued as a portion of the aggregate merger consideration and/or pursuant to Old Renovacor’s Investor Incentive Plan and 194,953 shares of our Common Stock issued in the PIPE Investment to Renovaholding M S.r.l.; (ii) 220,949 shares of our Common Stock issued as a portion of the aggregate merger consideration and/or pursuant to Old Renovacor’s Investor Incentive Plan and 85,147 shares of our Common Stock issued in the PIPE Investment to Elysia Capital; and (iii) 33,477 shares of our Common Stock issued as a portion of the aggregate merger consideration and/or pursuant to Old Renovacor’s Investor Incentive Plan and 12,900 shares of our Common Stock issued in the PIPE Investment to Francesco Loredan. The address for the reporting persons is c/o Renovaholding M S.r.l., Via Locatelli 2, 20124 Milan, Italy.

(7)

Consists of (i) 3,000,803 shares of our Common Stock collectively held by affiliates of RTW Investments, LP, or RTW Investments, including RTW Master Fund, Ltd. and RTW Innovation Master Fund, Ltd., or the RTW Funds, and (ii) 175,000 shares our of Common Stock underlying warrants held by the RTW Funds. RTW Investments is the investment advisor to the RTW Funds. Mr. Roderick Wong is the Managing Partner and Chief Investment Officer of RTW Investments and as such has sole voting and investment control over such shares. Dr. Wong disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. The address of RTW Investments, LP and Dr. Wong is 40 10th Avenue, Floor 7, New York, New York, 10014. The information in this footnote is based on Amendment No. 2 to Schedule 13G filed with the SEC on February 14, 2022.

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(8)

Consists of (i) 1,049,014 shares of our Common Stock collectively held by Citadel Multi-Strategy Equities Master Fund Ltd., or Citadel MEM Fund, an affiliate of Citadel Advisors LLC, or Citadel Advisors, and (ii) 150,000 shares of our Common Stock underlying warrants held by Citadel MEM Fund. Citadel Advisors is the portfolio manager for Citadel MEM Fund. Citadel Advisors Holdings LP is the sole member of Citadel Advisors. Citadel GP LLC, or CGP, is the general partner of Citadel Advisors Holdings LP. Citadel Securities Group LP, or CALC4, is the non-member manager of Citadel Securities. Citadel Securities GP LLC, or CSGP, is the general partner of CALC4. Kenneth Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. Mr. Griffin, as the owner of a controlling interest in CGP, may be deemed to have shared power to vote or dispose of the securities held by the reporting person. The address for the reporting persons is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603. The information in this footnote is based on Amendment No. 1 to Schedule 13G filed with the SEC on February 14, 2022.

(9)

Consists of (i) 388,845 shares of our Common Stock collectively held by affiliates of Altium Capital Management, LP, or Altium Capital, including Altium Growth Fund, LP and Altium Growth GP, LLC, or the Altium Funds, and (ii) 731,561 shares our of Common Stock underlying warrants held by the Altium Funds. Altium Growth Fund, LP is the record and direct beneficial owner of these securities. Altium Capital Management, LP is the investment adviser of, and may be deemed to beneficially own securities, owned by, the Altium Growth Fund, LP. Altium Growth GP, LLC is the general partner of, and may be deemed to beneficially own securities owned by, the Altium Growth Fund, LP. The address of the Altium Funds is 152 West 57th Street, FL 20, New York, NY 10019. The information in this footnote is based on the Schedule 13G filed with the SEC on February 14, 2022.

(10)

Consists of 401,448 shares of our Common Stock issued as a portion of the aggregate merger consideration and/or pursuant to Old Renovacor’s Investor Incentive Plan and 50,000 shares of our Common Stock issued in the PIPE Investment.

(11)	Consists of 58,907 shares of our Common Stock underlying outstanding stock options that are exercisable within 60 days after April 6, 2022.

(12)	Consists of 131,453 shares of our Common Stock underlying outstanding stock options that are exercisable within 60 days after April 6, 2022.

(13)	Consists of 5,285 shares of our Common Stock underlying outstanding stock options that are exercisable within 60 days after April 6, 2022.

(14)

Includes 1,605,661 shares of our Common Stock owned by Chardan Investments 2, LLC for which Jonas Grossman is the managing member. The address for the reporting persons is c/o Chardan Healthcare Acquisition 2 Corp., 17 State Street, 21st Floor, New York, NY 10004.

(15)	Includes 195,645 shares of our Common Stock underlying outstanding stock options held by our directors and NEOs as a group that are exercisable within 60 days of April 6, 2022.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement
39

PROPOSALS TO BE VOTED ON

PROPOSAL 1: ELECTION OF CLASS I DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2025

At the Annual Meeting, our stockholders will vote on the election of three Class I director nominees named in this Proxy Statement as directors, each to serve until our 2025 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Jonas Grossman, Gbola Amusa and Edward J. Benz, Jr. for election to our Board at the Annual Meeting.

Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. Our Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF JONAS GROSSMAN, GBOLA AMUSA AND EDWARD J. BENZ, JR.	✓

PROPOSAL 2:    RATIFICATION OF APPOINTMENT OF ERNST &YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022

The Audit Committee of our Board has appointed and engaged EY to serve as our independent registered public accounting firm to audit the consolidated financial statements of us and any subsidiaries for the 2022 fiscal year, and to perform audit-related services. EY has served as our independent registered public accounting firm since 2021.

Stockholders are hereby asked to ratify the Audit Committee’s appointment of EY as our independent registered public accounting firm for the 2022 fiscal year. EY served as independent registered public accounting firm of Old Renovacor prior to the Business Combination.

The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of EY to serve as our independent registered public accounting firm is not required by law or our organizational documents, our Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of EY, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.

Representatives of EY are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.	✓

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement
40

OTHER INFORMATION

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2023 Annual Meeting of Stockholders, stockholder proposals must be received by us no later than December 15, 2022. If we change the date of the 2023 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the tenth day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first in order to be considered for inclusion in our proxy statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Secretary) to our Secretary at Renovacor, Inc., P.O. Box 8142, Greenwich, CT 06836. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Stockholders intending to present a proposal or nominate a director for election at our 2023 Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2023 Annual Meeting of Stockholders, our Secretary must receive the proposal or nomination no earlier than January 25, 2023 and no later than the close of business on February 24, 2023. However, if we change the date of the 2023 Annual Meeting of Stockholders by more than 30 days before or 60 days after the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

Stockholders and other interested parties may communicate with our Board by writing to Renovacor, Inc., P.O. Box 8142, Greenwich, CT 06836 Attn: Secretary. Communications intended for a specific director or directors should be addressed to their attention to the Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. Our Board has authorized the Secretary, in his discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement
41

AVAILABILITY OF MATERIALS

Our 2021 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the internet at http://renovacor.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock, without charge, upon written request to Renovacor, Inc., P.O. Box 8142, Greenwich, CT 06836 Attn: Chief Financial Officer. In addition, it is available to beneficial and record holders of our common stock at https://www.cstproxy.com/renovacor/2022.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement
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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

RENOVACOR, INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 24, 2022.

INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/renovacor/2022

MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark your votes like this	☒

1.	Election of Directors		FOR all nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)	2. Ratification of Ernst & Young LLP as independent public accounting firm.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	(1)	Jonas Grossman
	(2)	Gbola Amusa	☐	☐
	(3)	Edward J. Benz, Jr.

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

CONTROL NUMBER

Signature Signature, if held jointly Date , 2022

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy

Materials for the Annual Meeting of Stockholders

The 2022 Proxy Statement and the 2021 Annual Report to

Stockholders are available at:

https://www.cstproxy.com/renovacor/2022

FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RENOVACOR, INC.

The undersigned appoints Magdalene Cook, M.D., and Frederick Driscoll, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Renovacor, Inc. held of record by the undersigned at the close of business on April 6, 2022 at the Annual Meeting of Stockholders of Renovacor, Inc. to be held on May 25, 2022, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)